UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

October 31, 2010

Annual Repor t

Legg Mason

Capital Management

Disciplined Equity

Research Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Capital Management Disciplined Equity Research Fund

Fund objective

The Fund seeks long-term capital appreciation.

Fund

name change

Prior to October 1, 2010, the Fund was known as Legg Mason Capital Management Research Fund. There was no change in the Fund’s investment objective as a result of the name change.

Letter to our shareholders

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Capital Management Disciplined Equity Research Fund for the reporting period from the Fund’s inception on June 30, 2010 through October 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

Special shareholder notice

Effective October 1, 2010, the Fund changed its name from Legg Mason Capital Management Research Fund to Legg Mason Capital Management Disciplined Equity Research Fund. In addition, the Fund changed its benchmark from the S&P 500 Indexi to the Russell 1000 Indexii. There was no change in the Fund’s investment objective as a result of the name or benchmark changes.

We look forward to helping you meet your financial goals.

Sincerely,

Mark R. Fetting Chairman	David R. Odenath President

November 26, 2010

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

Legg Mason Capital Management Disciplined Equity Research Fund 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital appreciation. The Fund invests primarily in securities that, in our opinion, offer the potential for capital growth. The Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. We utilize a long-term, fundamental, valuation-based investment process to make investment decisions for the Fund. Through a disciplined application of this research-intensive process, we will seek to generate returns for the Fund in excess of the Russell 1000 Indexi by purchasing securities at large discounts to our assessment of their intrinsic value. While it is expected that the majority of the Fund’s assets will be invested in equity securities issued by companies in the Russell 1000 Index, the Fund may invest in securities issued by companies of any size and by foreign companies. The Fund may also invest up to 25% of its total assets in long-term debt securities.

Our investment research analysts have direct responsibility for selecting securities for the Fund. The analysts are assigned to one or more teams that are responsible for particular sectors of the market. The Fund’s portfolio is divided into segments each managed by an analyst team. Each analyst team determines how its respective segment will be invested and chooses investments for the Fund from the market sectors that the team covers. It is expected that, under normal circumstances, the Fund will have broad exposure to a variety of market sectors. Investment decisions by any particular analyst team are subject to the Fund’s investment objectives, policies and restrictions and the oversight of the team leader. Our Director of Research is responsible for overseeing the Fund’s investment program and for allocating Fund assets among the analyst teams in order to obtain broad exposure to a variety of market sectors.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Heading into the Fund’s launch on June 30, 2010, investor sentiment was close to a nadir. Investors feared a double-dip recession, uncertainty on energy policy created by BP’s Macondo accident and politicians exacting retribution from Wall Street gumming up the recovery. May’s “flash crash” compounded investor unease and made stocks appear the most speculative of assets as large, established companies like Accenture saw their share prices fluctuate to unimaginable decreases in a few seconds. Against this backdrop of angst, the equity market bottomed in early July and rallied again on better-than-expected corporate profits. While fears around inappropriate foreclosures and mortgage putbacks hurting banks pulled the market lower in August, stocks recovered on signs that the economy had stabilized, corporate profits were still growing and the Federal Reserve Board (“Fed”)ii signaled it would continue to provide additional monetary policy accommodation which should increase investors’ appetite for higher-risk assets. This advance culminated in October as investors interpreted the Fed’s quantitative easing program as a put option on the equity market.

Q. How did we respond to these changing market conditions?

A. As part of its design, the Fund maintains broad exposure to all areas of the market and does not make significant sector bets. However, we did tilt the portfolio toward companies with powerful market positions, strong balance sheets and ample free cash flow that could be used to drive returns for shareholders independent of what direction the economy might take. Other than this tilt, we strived to consistently implement the distinct Legg Mason Capital Management approach to valuation across the mid- and large-cap investable universe.

Performance review

For the period from the Fund’s inception on June 30, 2010 through October 31, 2010, Class I shares of Legg Mason Capital Management Disciplined Equity Research Fund returned 16.70%. The Fund’s new unmanaged benchmark, the Russell 1000 Index, and its former unmanaged benchmark, the S&P 500 Indexiii, returned 15.89% and 15.53%, respectively, over the same time frame. The Lipper Multi-Cap Growth Funds Category Average1 returned 18.01% for the same period.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period from June 30, 2010 through October 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 453 funds in the Fund’s Lipper category.

2	Legg Mason Capital Management Disciplined Equity Research Fund 2010 Annual Report

Fund overview (cont’d)

Performance Snapshot as of October 31, 2010 (unaudited)
Since Fund Inception*
Legg Mason Capital Management Disciplined Equity Research Fund:
Class I	16.70%
Russell 1000 Index	15.89%
S&P 500 Index	15.53%
Lipper Multi-Cap Growth Funds Category Average	18.01%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Fund return assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Return has not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Results for longer periods may differ, in some cases, substantially.

Performance reflects expense reimbursements and/or fee waivers, without which the performance would have been lower.

* The Fund’s inception date is June 30, 2010.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated June 30, 2010, the gross total operating expense ratio for Class I shares was 1.60%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage (except for brokerage commissions paid on purchases and sales of shares of exchange-traded funds), interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.05% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts forgone or reimbursed to the class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

Q. What were the leading contributors to performance?

A. Over the past four months, Information Technology (“IT”) drove performance with three of the five top performers coming from that sector. Specifically, QUALCOMM Inc., Red Hat Inc. and Autodesk Inc., all in IT, Amazon.com Inc. in Consumer Discretionary and Genzyme Corp. in Health Care provided Fund shareholders with ample return.

After a difficult start to the year, QUALCOMM reported two solid quarters in a row for the three-month periods ended in June and September. QUALCOMM’s quarterly results benefited from strong smartphone sales, particularly in the Android platform where QUALCOMM is a large beneficiary of growth, and significant uptake of the company’s new integrated modem and processor chip Snapdragon.

Red Hat, meanwhile, benefited over the period as the bidding war between Hewlett-Packard and Dell for 3Par highlighted the strategic value of Red Hat, since both are considered key enablers of cloud computing. Adding to Red Hat’s strong stock performance was a better-than-expected second fiscal quarter in which the company logged its fastest deferred revenue growth in two years and raised full-year guidance above consensus expectations.

Software company Autodesk posted a strong quarter in August as the company posted better-than-expected results, showing strong margin expansion and good revenue performance.

Amazon has also been a stellar performer as the company continues to gain ecommerce share and its ebook reader, the Kindle, continues to endure despite formidable competition from Apple’s iPad.

Finally, Genzyme shares surged over the period following an unsolicited takeout bid from French drugmaker Sanofi-Aventis, confirming our view that the company’s valuable drug franchise was being overshadowed by short-term manufacturing issues.

Q. What were the leading detractors from performance?

A. Financials stocks were among the biggest detractors from performance during the period, with Bank of America Corp., Genworth Financial Inc. (Class A Shares), Synovus Financial Corp. and Capital One Financial Corp. all hurting performance and research and consulting service FTI Consulting Inc. in the Industrials sector rounding out the fifth slot.

Shares of Bank of America have trended lower for much of the period amid a disappointing earnings report combined with uncertainty around capital requirements and future profitability.

Genworth sold off as the company posted disappointing results for both the second and third quarters. Management told analysts and investors to expect slower sales in the second half of the year, as well as

Legg Mason Capital Management Disciplined Equity Research Fund 2010 Annual Report	3

continued mortgage delinquencies. When the company reported third-quarter results, a reserve increase for its U.S. Mortgage Insurance (“USMI”) business and lower life insurance profits due to higher lapse rates on some of the older term policies weighed on results.

Synovus shares came under pressure as the company posted a wider-than-expected loss for the third quarter and pushed out its forecast for profitability. Meanwhile, the take-under of regional bank Wilmington Trust also weighed on the stock amid fear that regulators would take a similarly harsh stance on Synovus construction portfolio as they did with Wilmington, forcing a large loan loss, capital erosion and distressed sale.

Capital One Financial was among the laggards due to continued investor concern over regulatory scrutiny of banks’ foreclosure practices.

Finally, FTI Consulting detracted from performance after the company unexpectedly reduced guidance for its 2010 fiscal year, citing headwinds in Europe.

Thank you for your investment in Legg Mason Capital Management Disciplined Equity Research Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Fund’s investment goals.

Sincerely,

Legg Mason Capital Management, Inc.

November 16, 2010

RISKS: Equity securities are subject to price fluctuation. Fixed-income securities involve interest-rate, credit, inflation and reinvestment risks. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s principal investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: QUALCOMM Inc. (2.8%), Cisco Systems Inc. (2.7%), Exxon Mobil Corp. (2.6%), Apple Inc. (2.4%), Pfizer Inc. (2.4%), Procter & Gamble Co. (2.2%), Lowe’s Cos. Inc. (2.2%), EMC Corp. (2.2%), Red Hat Inc. (2.0%) and Autodesk Inc. (2.0%). Please refer to pages 7 through 10 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2010 were: Information Technology (25.0%), Health Care (14.9%), Financials (13.7%), Consumer Discretionary (11.2%) and Energy (10.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

4	Legg Mason Capital Management Disciplined Equity Research Fund 2010 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2010. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Capital Management Disciplined Equity Research Fund 2010 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 30, 2010 (inception date) and held for the period ended October 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[4]
Class I	16.70%	$1,000.00	$1,167.00	1.05%	$3.83	Class I	5.00%	$1,000.00	$1,019.91	1.05%	$5.35

[1]	For the period June 30, 2010 (inception date) through October 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (123), then divided by 365.

[4]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (184), then divided by 365.

6	Legg Mason Capital Management Disciplined Equity Research Fund 2010 Annual Report

Fund performance (unaudited)

Average annual total return[1,2]
Class I
Inception* through 10/31/10	16.70%

Cumulative total return[1,2]
Class I
Inception date of 6/30/10 through 10/31/10	16.70%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Not Annualized.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception date for Class I shares is June 30, 2010.

Legg Mason Capital Management Disciplined Equity Research Fund 2010 Annual Report	7

Schedule of investments

October 31, 2010

Legg Mason Capital Management Disciplined Equity Research Fund

Security	Shares	Value
Common Stocks — 102.1%
Consumer Discretionary — 11.2%
Hotels, Restaurants & Leisure — 1.9%
Boyd Gaming Corp.	1,514	$12,581	*
Yum! Brands Inc.	372	18,436
Total Hotels, Restaurants & Leisure		31,017
Household Durables — 2.0%
Fortune Brands Inc.	281	15,188
Stanley Black & Decker Inc.	275	17,042
Total Household Durables		32,230
Internet & Catalog Retail — 1.5%
Amazon.com Inc.	147	24,275	*
Leisure Equipment & Products — 0.6%
Eastman Kodak Co.	2,139	10,075
Multiline Retail — 1.0%
J.C. Penney Co. Inc.	532	16,588
Specialty Retail — 3.6%
Best Buy Co. Inc.	539	23,166
Lowe’s Cos. Inc.	1,659	35,387
Total Specialty Retail		58,553
Textiles, Apparel & Luxury Goods — 0.6%
Industria de Diseno Textil S.A.	122	10,190
Total Consumer Discretionary		182,928
Consumer Staples — 9.8%
Beverages — 2.7%
Diageo PLC, ADR	226	16,724
PepsiCo Inc.	433	28,275
Total Beverages		44,999
Food & Staples Retailing — 1.8%
Costco Wholesale Corp.	219	13,747
Safeway Inc.	681	15,595
Total Food & Staples Retailing		29,342
Food Products — 1.1%
Kellogg Co.	346	17,390
Household Products — 4.2%
Colgate-Palmolive Co.	235	18,123
Energizer Holdings Inc.	159	11,890	*
Procter & Gamble Co.	604	38,396
Total Household Products		68,409
Total Consumer Staples		160,140
Energy — 10.4%
Energy Equipment & Services — 3.2%
Schlumberger Ltd.	396	27,676
Transocean Ltd.	396	25,091	*
Total Energy Equipment & Services		52,767
Oil, Gas & Consumable Fuels — 7.2%
Apache Corp.	133	13,436
CONSOL Energy Inc.	432	15,880

See Notes to Financial Statements.

8	Legg Mason Capital Management Disciplined Equity Research Fund 2010 Annual Report

Schedule of investments (cont’d)

October 31, 2010

Legg Mason Capital Management Disciplined Equity Research Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
EXCO Resources Inc.	956	$14,177
Exxon Mobil Corp.	639	42,474
Noble Energy Inc.	372	30,311
Total Oil, Gas & Consumable Fuels		116,278
Total Energy		169,045
Financials — 13.7%
Capital Markets — 1.5%
Charles Schwab Corp.	686	10,564
State Street Corp.	334	13,948
Total Capital Markets		24,512
Commercial Banks — 1.1%
Fifth Third Bancorp	818	10,274
Synovus Financial Corp.	3,736	8,070
Total Commercial Banks		18,344
Consumer Finance — 2.7%
American Express Co.	676	28,027
Capital One Financial Corp.	413	15,393
Total Consumer Finance		43,420
Diversified Financial Services — 3.5%
Bank of America Corp.	1,485	16,988
Citigroup Inc.	4,600	19,182	*
JPMorgan Chase & Co.	550	20,697
Total Diversified Financial Services		56,867
Insurance — 4.9%
AFLAC Inc.	292	16,320
Assured Guaranty Ltd.	637	12,135
Berkshire Hathaway Inc., Class B Shares	344	27,368	*
Genworth Financial Inc., Class A Shares	1,141	12,939	*
MetLife Inc.	266	10,728
Total Insurance		79,490
Total Financials		222,633
Health Care — 14.9%
Biotechnology — 2.9%
Alkermes Inc.	978	11,315	*
Amgen Inc.	182	10,409	*
Dendreon Corp.	452	16,498	*
Human Genome Sciences Inc.	310	8,333	*
Total Biotechnology		46,555
Health Care Equipment & Supplies — 4.1%
Boston Scientific Corp.	3,310	21,118	*
Gen-Probe Inc.	245	11,865	*
Medtronic Inc.	380	13,380
Stryker Corp.	420	20,786
Total Health Care Equipment & Supplies		67,149
Health Care Providers & Services — 1.5%
Aetna Inc.	799	23,858

See Notes to Financial Statements.

Legg Mason Capital Management Disciplined Equity Research Fund 2010 Annual Report	9

Legg Mason Capital Management Disciplined Equity Research Fund

Security	Shares	Value
Health Care Technology — 0.9%
athenahealth Inc.	373	$14,909	*
Pharmaceuticals — 5.5%
Forest Laboratories Inc.	591	19,532	*
Merck & Co. Inc.	871	31,600
Pfizer Inc.	2,217	38,576
Total Pharmaceuticals		89,708
Total Health Care		242,179
Industrials — 9.9%
Aerospace & Defense — 2.4%
Goodrich Corp.	349	28,642
Lockheed Martin Corp.	143	10,195
Total Aerospace & Defense		38,837
Construction & Engineering — 0.7%
Aecom Technology Corp.	451	11,947	*
Electrical Equipment — 0.8%
Babcock & Wilcox Co.	541	12,346	*
Industrial Conglomerates — 3.9%
3M Co.	205	17,265
General Electric Co.	1,466	23,485
United Technologies Corp.	309	23,104
Total Industrial Conglomerates		63,854
Machinery — 0.6%
Oshkosh Corp.	346	10,210	*
Professional Services — 0.7%
FTI Consulting Inc.	337	11,950	*
Road & Rail — 0.8%
Hertz Global Holdings Inc.	1,068	12,090	*
Total Industrials		161,234
Information Technology — 25.0%
Communications Equipment — 6.1%
Cisco Systems Inc.	1,915	43,719	*
Nokia OYJ, ADR	1,064	11,364
QUALCOMM Inc.	994	44,859
Total Communications Equipment		99,942
Computers & Peripherals — 6.7%
Apple Inc.	131	39,414	*
EMC Corp.	1,682	35,339	*
Hewlett-Packard Co.	478	20,105
Synaptics Inc.	520	14,003	*
Total Computers & Peripherals		108,861
Internet Software & Services — 2.5%
eBay Inc.	417	12,431	*
Rackspace Hosting Inc.	606	15,126	*
Yahoo! Inc.	822	13,571	*
Total Internet Software & Services		41,128
IT Services — 0.9%
MasterCard Inc., Class A Shares	61	14,644

See Notes to Financial Statements.

10	Legg Mason Capital Management Disciplined Equity Research Fund 2010 Annual Report

Schedule of investments (cont’d)

October 31, 2010

Legg Mason Capital Management Disciplined Equity Research Fund

Security	Shares	Value
Semiconductors & Semiconductor Equipment — 2.8%
First Solar Inc.	86	$11,841	*
Integrated Device Technology Inc.	2,670	15,726	*
Texas Instruments Inc.	616	18,215
Total Semiconductors & Semiconductor Equipment		45,782
Software — 6.0%
Autodesk Inc.	909	32,887	*
CA Inc.	735	17,059
Microsoft Corp.	537	14,306
Red Hat Inc.	784	33,132	*
Total Software		97,384
Total Information Technology		407,741
Materials — 2.7%
Chemicals — 0.4%
Monsanto Co.	120	7,130
Containers & Packaging — 0.8%
Sealed Air Corp.	586	13,566
Metals & Mining — 1.5%
Freeport-McMoRan Copper & Gold Inc.	123	11,646
Nucor Corp.	312	11,924
Total Metals & Mining		23,570
Total Materials		44,266
Real Estate Investment Trusts — 0.7%
Paper & Forest Products — 0.7%
Weyerhaeuser Co.	648	10,511
Telecommunication Services — 0.7%
Wireless Telecommunication Services — 0.7%
Sprint Nextel Corp.	2,738	11,281	*
Utilities — 3.1%
Electric Utilities — 0.9%
ITC Holdings Corp.	241	15,089
Independent Power Producers & Energy Traders — 2.2%
AES Corp.	1,211	14,459	*
Calpine Corp.	1,724	21,550	*
Total Independent Power Producers & Energy Traders		36,009
Total Utilities		51,098
Total Investments — 102.1% (Cost — $1,483,404#)		1,663,056
Liabilities in Excess of Other Assets — (2.1)%		(34,582)
Total Net Assets — 100.0%		$1,628,474

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $1,483,410.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

Legg Mason Capital Management Disciplined Equity Research Fund 2010 Annual Report	11

Statement of assets and liabilities

October 31, 2010

Assets:
Investments, at value (Cost — $1,483,404)	$1,663,056
Cash	13,479
Receivable from investment manager	21,264
Receivable for securities sold	17,698
Dividends receivable	1,161
Prepaid expenses	6,497
Total Assets	1,723,155

Liabilities:
Payable for securities purchased	17,646
Payable for Fund shares repurchased	16,257
Trustees’ fees payable	4,277
Accrued expenses	56,501
Total Liabilities	94,681
Total Net Assets	$1,628,474

Net Assets:
Par value (Note 5)	$1
Paid-in capital in excess of par value	1,421,835
Undistributed net investment income	5,710
Accumulated net realized gain on investments	21,300
Net unrealized appreciation on investments and foreign currencies	179,628
Total Net Assets	$1,628,474

Shares Outstanding:
Class I	139,497

Net Asset Value:
Class I (and redemption price)	$11.67

See Notes to Financial Statements.

12	Legg Mason Capital Management Disciplined Equity Research Fund 2010 Annual Report

Statement of operations

For the Period Ended October 31, 2010†

Investment Income:
Dividends	$8,689
Interest	8
Total Investment Income	8,697

Expenses:
Organizational costs	34,603
Audit and tax	28,150
Shareholder reports	22,500
Trustees’ fees	19,360
Custody fees	6,742
Legal fees	6,154
Transfer agent fees	4,445
Investment management fee (Note 2)	2,727
Registration fees	659
Miscellaneous expenses	3,501
Total Expenses	128,841
Less: Fee waivers and/or expense reimbursements (Note 2)	(124,750)
Net Expenses	4,091
Net Investment Income	4,606

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	21,300
Foreign currency transactions	(18)
Net Realized Gain	21,282
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	179,652
Foreign currencies	(24)
Change in Net Unrealized Appreciation (Depreciation)	179,628
Net Gain on Investments and Foreign Currency Transactions	200,910
Increase in Net Assets From Operations	$205,516

†	For the period June 30, 2010 (inception date) to October 31, 2010.

See Notes to Financial Statements.

Legg Mason Capital Management Disciplined Equity Research Fund 2010 Annual Report	13

Statement of changes in net assets

For the Period Ended October 31,	2010†

Operations:
Net investment income	$4,606
Net realized gain	21,282
Change in net unrealized appreciation (depreciation)	179,628
Increase in Net Assets From Operations	205,516

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	1,441,663
Cost of shares repurchased	(18,705)
Increase in Net Assets From Fund Share Transactions	1,422,958
Increase in Net Assets	1,628,474

Net Assets:
Beginning of period	—
End of period*	$1,628,474
* Includes undistributed net investment income of:	$5,710

†	For the period June 30, 2010 (inception date) to October 31, 2010.

See Notes to Financial Statements.

14	Legg Mason Capital Management Disciplined Equity Research Fund 2010 Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout the period ended October 31:
Class I Shares	2010[1]

Net asset value, beginning of period	$10.00

Income from operations:
Net investment income	0.03
Net realized and unrealized gain	1.64
Total income from operations	1.67

Net asset value, end of period	$11.67
Total return[2]	16.70%

Net assets, end of period (000s)	$1,628

Ratios to average net assets:
Gross expenses[3]	33.07%
Net expenses[3,4,5,6]	1.05
Net investment income[3]	1.18

Portfolio turnover rate	15%

[1]	For the period June 30, 2010 (inception date) to October 31, 2010.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[3]	Annualized.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Capital Management Disciplined Equity Research Fund 2010 Annual Report	15

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Capital Management Disciplined Equity Research Fund (formerly known as “Legg Mason Capital Management Research Fund”) (the “Fund”) is a separate diversified series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the last quoted bid price provided by an independent pricing service, that is based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$1,663,056	—	—	$1,663,056

†	See Schedule of Investments for additional detailed categorizations.

16	Legg Mason Capital Management Disciplined Equity Research Fund 2010 Annual Report

Notes to financial statements (cont’d)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Legg Mason Capital Management Disciplined Equity Research Fund 2010 Annual Report	17

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by, adjusting related investment cost basis, capital gains and income, as necessary.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current period ended October 31, 2010, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Realized Gains	Paid in Capital
(a)	$1,122	—	$(1,122)
(b)	(18)	$18	—

(a)	Reclassifications are primarily due to non-deductible offering costs.
(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment advisory and management agreement and other transactions with affiliates

The Fund has an investment advisory and management agreement with Legg Mason Capital Management, Inc. (“LMCM”). Pursuant to the agreement, LMCM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of the Fund’s average daily net assets. The annual advisory fee rates for the Fund are provided in the chart below:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.620
Over $10 billion	0.590

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) provides certain administrative and certain oversight services to the Fund. For LMPFA’s services to the Fund, LMCM (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. LMCM and LMPFA are wholly-owned subsidiaries and corporate affiliates of Legg Mason, Inc. (“Legg Mason”).

As a result of an expense limitation arrangement between the Fund and LMCM, the ratio of expenses, other than brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of

18	Legg Mason Capital Management Disciplined Equity Research Fund 2010 Annual Report

Notes to financial statements (cont’d)

ETFs), interest, taxes extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

During the period ended October 31, 2010, fees waived and/or expenses reimbursed amounted to $124,750.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these agreements, at October 31, 2010, the Fund had remaining fee waivers and expense reimbursements subject to recapture by LMCM and date of expiration as follows:

Class I
Expires October 31, 2013
Fee waivers/expense reimbursements subject to recapture	$124,750

For the period ended October 31, 2010, LMCM did not recapture any fees.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of October 31, 2010, Legg Mason and its affiliates owned 54% of the Fund.

3. Investments

During the period ended October 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,661,757
Sales	199,653

At October 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$192,577
Gross unrealized depreciation	(12,931)
Net unrealized appreciation	$179,646

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the period ended October 31, 2010, the Fund did not invest in any derivative instruments.

5. Shares of beneficial interest

At October 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Legg Mason Capital Management Disciplined Equity Research Fund 2010 Annual Report	19

Transactions in Class I shares of the Fund were as follows:

Period Ended October 31, 2010†
Shares sold	141,118
Shares repurchased	(1,621)
Net increase	139,497

†	For the period June 30, 2010 (inception date) to October 31, 2010.

6. Income tax information and distributions to shareholders

Subsequent to the fiscal period ended October 31, 2010, the Fund has made the following distributions:

Record Date Payable Date	Class I
12/8/2010
12/9/2010	$0.150910

The Fund did not make any distributions during the period ended October 31, 2010.

As of October 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$29,691
Other book/tax temporary differences(a)	(2,675)
Unrealized appreciation (depreciation)(b)	179,622
Total accumulated earnings (losses) — net	$206,638

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

20	Legg Mason Capital Management Disciplined Equity Research Fund 2010 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of Legg Mason Capital Management Disciplined Equity Research Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Capital Management Disciplined Equity Research Fund (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at October 31, 2010, the results of its operations, the changes in its net assets, and the financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

December 15, 2010

Legg Mason Capital Management Disciplined Equity Research Fund	21

Board approval of investment advisory and management agreement (unaudited)

At its May 2010 meeting, the Fund’s Board of Trustees (the “Board”) approved the investment advisory and management agreement (the “Agreement”) with Legg Mason Capital Management, Inc. (the “Adviser”). The trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) met, with the assistance of their independent legal counsel, to review and evaluate the materials provided by the Adviser to assist the Board, and in particular the Independent Trustees, in considering the Agreement. At such meeting the Independent Trustees received a presentation from the Adviser, as well as a memorandum from legal counsel.

In voting to approve the Agreement, the Board, including the Independent Trustees, considered whether approval of the Agreement would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Agreement. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of the Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve the Agreement.

The Board received and considered information regarding the nature, extent and quality of services to be provided to the Fund by the Adviser under the Agreement. The Board also received and considered other information regarding the administrative and other services to be rendered to the Fund and its shareholders by an affiliate of the Adviser. The Board noted information received at regular meetings throughout the year related to the services rendered by the Adviser and its affiliates in the management of the affairs of the other funds in the Legg Mason fund complex. The Board’s evaluation of the services to be provided by the Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Adviser.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the funds in the Legg Mason fund complex and the portfolio management team that would be primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the portfolio management strategy of the Fund’s portfolio managers and noted that the Adviser was committed to providing the resources necessary to assist the portfolio managers in managing the Fund. The Board also considered, based on its knowledge of the Adviser and the Adviser’s affiliates, the financial resources available through the Adviser’s parent organization, Legg Mason, Inc.

The Board considered information that it received and reviewed as a part of its annual contract review process for the Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed composite performance information of the Adviser for managing accounts similar to the Fund relative to a benchmark index from December 4, 2008 through December 31, 2009. The Board noted that the Adviser had outperformed the benchmark for the one-year and since inception periods ended December 31, 2009.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Adviser in light of the nature, extent and quality of the management and advisory services expected to be provided. The Board noted that the Adviser had agreed it would forego fees or reimburse expenses to the extent necessary to maintain specified expense levels (exclusive of interest, taxes, brokerage commissions (except for brokerage commissions paid on purchases and sale of shares of EIFs) and extraordinary expenses), until at least December 31, 2011 unless the Board consents to an earlier termination.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the expected total expense ratio (after taking into account the agreement to forego fees and reimburse expenses) with those of a group of funds selected by Lipper, Inc. (“Lipper”), which showed that

22	Legg Mason Capital Management Disciplined Equity Research Fund

Board approval of investment advisory and management agreement (unaudited) (cont’d)

the Fund’s Contractual Management Fee was at or below the average, based upon the expected size of the Fund. Although the expected total expense ratio (after taking into account the agreement to forego fees and reimburse expenses) was higher than average relative to the Lipper peer group of funds, the Board concluded that such expense ratio was competitive.

The Board considered the expected profitability of the Fund to Legg Mason and determined that the profitability was not excessive in light of the nature, extent and quality of the services to be provided to the Fund.

The Board noted that the breakpoints included as a part of the Contractual Management Fee provide for sharing of economies of scale with shareholders as the Fund’s assets grow. The Board also noted that as the Fund’s assets increase, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets.

The Board considered other benefits expected to be received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of comparative fee information, as well as the nature, extent and quality of the services expected to be provided, the other benefits expected to be received by the Adviser and its affiliates and the Adviser’s commitment to the Fund and expected profitability, the Board concluded that the contractual Management Fee was reasonable.

After evaluation of all material factors, the Board concluded that the approval of the Agreement is in the best interest of the Fund.

Legg Mason Capital Management Disciplined Equity Research Fund	23

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Capital Management Disciplined Equity Research Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is 100 International Drive, Attn: Fund Secretary, Baltimore, Maryland 21202. Information pertaining to the Trustees and Officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees[1]

Ruby P. Hearn

Year of birth	1940
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Trustee of the New York Academy of Medicine since 2004; Director of the Institute for Healthcare Improvement since 2002; Member of the Institute of Medicine since 1982; formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	None

Arnold L. Lehman

Year of birth	1944
Position with Trust	Lead Independent Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	None

Robin J.W. Masters

Year of birth	1955
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc.

Jill E. McGovern

Year of birth	1944
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

24	Legg Mason Capital Management Disciplined Equity Research Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees[1] cont’d

Arthur S. Mehlman

Year of birth	1942
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.
Other directorships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC.

G. Peter O’Brien

Year of birth	1945
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.
Other directorships held by Trustee during past five years	Director of Technology Investment Capital Corp.

S. Ford Rowan

Year of birth	1943
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Trustee, St. John’s College, since 2006; formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Lecturer in Organizational Sciences, George Washington University (2000 to 2008); Director, Sante Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	None

Robert M. Tarola

Year of birth	1950
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; Senior Vice President and Chief Financial Officer of The Howard University since 2010 (higher education and health care); formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)

Legg Mason Capital Management Disciplined Equity Research Fund	25

Interested Trustees[3]

Mark R. Fetting

Year of birth	1954
Position with Trust	Chairman and Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds since 2008; formerly: President of all Legg Mason Funds (2001 to 2008). Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000 to 2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991 to 2000)
Number of funds in fund complex overseen by Trustee	Chairman and Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.
Other directorships held by Trustee during past five years	None

David R. Odenath

Year of birth	1957
Position with Trust	President and Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Executive Vice President of Legg Mason, Inc. and President of Legg Mason Funds since 2008; formerly: President of Prudential Annuities (2002 to 2008); Executive Vice President (2003 to 2008) of American Skandia Investment Services, Inc; Chief Executive Officer and Director (2003 to 2008) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (2003 to 2008) of American Skandia Marketing, Inc.; President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999 to 2003) of Prudential Investments; Senior Vice President (1999 to 2008) of Prudential Financial, Inc.; Senior Vice President (1993 to 1999) of PaineWebber Group, Inc. (investment banking).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	None
Executive Officers

R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue, New York NY 10018

Year of birth	1951
Position(s) with Trust	Vice President
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

26	Legg Mason Capital Management Disciplined Equity Research Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1974
Position(s) with Trust	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. (since 2007); Treasurer of certain mutual funds associated with LMPFA (since 2010); Assistant Controller of certain mutual funds associated with LMPFA (prior to 2010); Manager of Fund Administration at UBS Global Asset Management (prior to 2007); Assistant Vice President and Manager of Fund Administration at JP Morgan Chase & Co. (prior to 2005)

[1]

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[2]

Officers of the Trust are elected to serve until their successors are elected and qualified. Trustees of the Trust serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

[3]

Mr. Fetting and Mr. Odenath are considered to be interested persons, as defined in the 1940 Act, of the Trust on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the Trust’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as their ownership of Legg Mason, Inc. stock.

Legg Mason Capital Management

Disciplined Equity Research Fund

Trustees

Mark R. Fetting

Chairman

David R. Odenath

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager/adviser

Legg Mason Capital Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data

Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Capital Management Disciplined Equity Research Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason Capital Management Disciplined Equity Research Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Capital Management Disciplined Equity Research Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013045 12/10 SR10-1260

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2009 and October 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $0 in 2009 and $0 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2009 and $3,750 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Global Asset Management Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2009 and $0 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of
Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

By:	/S/ R. JAY GERKEN
R. Jay Gerken Principal Executive Officer Legg Mason Global Asset Management Trust

Date: December 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken Principal Executive Officer Legg Mason Global Asset Management Trust

Date: December 22, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak) Chief Financial Officer of Legg Mason Global Asset Management Trust

Date: December 22, 2010